SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
----------------------


FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) September 29, 1995
                                                ------------------
                              ARVIN INDUSTRIES, INC.
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              (Exact name of registrant as specified in charter)

                        AMENDMENT NO. 1

Indiana                     1-302                       35-0550190
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(State of other     (Commission file number)       (IRS employer
jurisdiction of                                identification no.)
 incorporation)

One Noblitt Plaza, Box 3000, Columbus, Indiana--------47202-3000
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(Address of principal executive offices)              (Zip code)


Registrant's telephone number, including area code (812)379-3000
                                                  ----------------





This Form 8-K/A amends the Form 8-K dated September 29, 1995 and filed October 4, 1995. This amendment supplements the information previously provided under Item 5 and the exhibits filed therewith. Included in this amendment are Item 2, pro forma financial information (Item 7(b)), and additional exhibits (Item 7(c)).


Item 2.  Acquisition or Disposition of Assets

On September 29, 1995, Arvin Industries, Inc. (the "Company") sold its seventy percent ownership interest in Space Industries International, Inc. ("SIII") to an entity formed by certain members of SIII's management. Upon completion of the sale, the entity which acquired SIII changed its name to Calspan SRL Corporation. Arvin received approximately $30.6 million in cash and will guarantee $22.9 million of the debt of Calspan SRL Corporation. The price and related terms of this transaction were determined by negotiations between the Company and the other persons who or which were parties to the various constituent agreements pertaining to this transaction. Pro forma financial information is provided under Item 7 (b) and is incorporated by reference herein.

Joseph P. Allen, IV is a Director of the Company and was President, Chief Executive Officer and a Director of SIII prior to its disposition by the Company. Mr. Allen also held options to acquire common stock of SIII.
The entity which acquired SIII was organized by Mr. Allen and another officer of SIII. Mr. Allen, together with certain other officers of SIII and certain other investors, indirectly owned all of the equity of Calspan SRL Corporation at the time that the acquisition was completed.

For additional information, see the (i) Agreement and Plan of Merger, (ii) Stockholder Agreement, (iii) Guaranty Agreement,
(iv) Intercreditor Agreement and (v) the Company's press release dated October 4, 1995, which are attached hereto as Exhibits (2) and 99, respectively, and incorporated by reference herein.


Item 7.  Financial Statements and Exhibits

  (b) Pro forma financial information

  Selected unaudited pro forma consolidated financial information of Arvin Industries, Inc.
  Pro Forma Consolidated Statement of Operations for the six months ended July 2, 1995
  Pro Forma Consolidated Statement of Operations for the six months ended July 3, 1994
  Pro Forma Consolidated Statement of Operations for the year ended January 1, 1995
  Pro Forma Consolidated Statement of Operations for the year ended January 2, 1994
  Pro Forma Consolidated Statement of Operations for the year ended January 3, 1993
  Pro Forma Consolidated Statement of Financial Condition at
July 2, 1995
  Footnotes to Pro Forma Financial Statements



Selected Unaudited Pro Forma Consolidated Financial Information

The selected unaudited pro forma consolidated financial information of the Company, included in Item 7(b) of this Form 8-K/A, is based on and should be read in conjunction with the audited financial statements and notes thereto appearing in the Company's annual report on Form 10-K for the year ended January 1, 1995 and the unaudited financial statements and notes thereto appearing in the Company's Form 10-Q for the 6 month period ended July 2, 1995. The unaudited pro forma statements of operations for the 6 month periods ended July 2, 1995 and July 3, 1994 and for each of the three years ended January 1, 1995, give effect to the sale of Space Industries International, Inc. (SIII) as if such sale had occurred on December 30, 1991. The unaudited pro forma statement of financial condition as of July 2, 1995 gives effect to the sale of SIII as if such sale had occurred on July 2, 1995.

The unaudited pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable in the circumstances. The unaudited pro forma information does not purport to represent what the Company's financial position or results of operations would actually have been if the sale of SIII had occurred on December 30, 1991 or July 2, 1995, nor to project the Company's financial position or results of operations for any future date or period.




                                                     Arvin Industries, Inc.
                                  Pro Forma Consolidated Statement of Operations (Unaudited)
                                       (Dollars in millions, except per share amounts)


                                                                      For the Six Months Ended July 2, 1995
                                                                      -------------------------------------
                                                           Restated                  Sale of             Pro Forma
                                                          Historical (9)(10)          SIII (1)          as adjusted (1)
                                                          --------------         --------------        --------------
Net Sales                                              $       1,069.6       $          65.7        $      1,003.9
Costs and Expenses:
        Cost of goods sold                                       928.8                  55.0                 873.8
        Selling, operating general and administrative             88.9                  10.1                  78.8
        Corporate general and administrative (5)                   6.0                    .0                   6.0
        Interest expense (4)                                      22.9                    .8                  22.1
        Interest income                                            (.8)                  (.3)                  (.5)
         Other expense, net                                         .2                    .0                    .2
        Restructuring charges (7)                                  3.6                    .0                   3.6
        Special charges & credits, net                             3.0                  (3.9)                  6.9
                                                          --------------         --------------        --------------
                                                               1,052.6                  61.7                 990.9
                                                          --------------         --------------        --------------
Earnings from Continuing
 Operations Before Income Taxes                                   17.0                   4.0                  13.0
        Income taxes (3)                                          (6.7)                 (1.9)                 (4.8)
        Minority interest in net income of
          consolidated subsidiaries                               (2.4)                 (1.0)                 (1.4)
        Equity earnings of affiliates                              2.0                    .9                   1.1
                                                          --------------         --------------        --------------
Earnings from Continuing Operations                    $           9.9       $           2.0        $          7.9
                                                          ==============         ==============        ==============

Earnings from Continuing Operations Per Common Share (6)
        Primary                                        $           0.45      $           0.10       $          0.35
        Fully Diluted                                  $           0.45      $           0.10       $          0.35

Average Common Shares Outstanding (000's) (6)
        Primary                                                  22,368                                      22,368
        Fully Diluted                                            25,318                                      25,318

See footnotes to pro forma consolidated financial statements.








                                                     Arvin Industries, Inc.
                                  Pro Forma Consolidated Statement of Operations (Unaudited)
                                       (Dollars in millions, except per share amounts)



                                                                      For the Six Months Ended July 3, 1994
                                                                      -------------------------------------
                                                                                    Sale of              Pro Forma
                                                          Historical (10)            SIII (1)           as adjusted (1)
                                                          --------------         --------------        --------------

Net Sales                                              $       1,018.7       $         103.6        $        915.1
Costs and Expenses:
        Cost of goods sold                                       862.4                  87.2                 775.2
        Selling, operating general and administrative             91.7                  16.1                  75.6
        Corporate general and administrative (5)                   6.0                    .0                   6.0
        Interest expense (4)                                      21.0                    .7                  20.3
        Interest income                                            (.9)                   .0                   (.9)
        Other expense, net                                         5.5                    .6                   4.9
                                                          --------------         --------------        --------------
                                                                 985.7                 104.6                 881.1
                                                          --------------         --------------        --------------
Earnings from Continuing
 Operations Before Income Taxes                                   33.0                  (1.0)                 34.0
        Income taxes (3)                                         (13.6)                   .1                 (13.7)
        Minority interest in net (income) loss of
          consolidated subsidiaries                                (.8)                   .1                   (.9)
        Equity earnings of affiliates                               .5                    .0                    .5
                                                          --------------         --------------        --------------
Earnings from Continuing Operations                    $          19.1       $           (.8)       $         19.9
                                                          ==============         ==============        ==============


Earnings from Continuing Operations Per Common Share (6)
        Primary                                        $            .85      $           (.04)      $           .89
        Fully Diluted                                  $            .83      $           (.04)      $           .87

Average Common Shares Outstanding (000's) (6)
        Primary                                                  22,434                                      22,434
        Fully Diluted                                            25,855                                      25,855

See footnotes to pro forma consolidated financial statements.







                                                    Arvin Industries, Inc.
                                 Pro Forma Consolidated Statement of Operations (Unaudited)
                                      (Dollars in millions, except per share amounts)



                                                                       For the Year Ended January 1, 1995
                                                                       ----------------------------------
                                                                                    Sale of              Pro Forma
                                                          Historical (10)            SIII (1)           as adjusted (1)
                                                          --------------         --------------        --------------

Net Sales                                              $       2,039.3       $         189.8        $      1,849.5
Costs and Expenses:
        Cost of goods sold                                     1,732.0                 158.3               1,573.7
        Selling, operating general and administrative            181.0                  31.1                 149.9
        Corporate general and administrative (5)                  12.6                    .0                  12.6
        Interest expense (4)                                      44.1                   1.3                  42.8
        Interest income                                           (2.7)                   .0                  (2.7)
        Other expense, net                                         7.4                   1.1                   6.3
        Restructuring charges (7)                                 72.9                  52.6                  20.3
        Special charges                                            8.2                    .4                   7.8
                                                          --------------         --------------        ---------------
                                                               2,055.5                 244.8               1,810.7
                                                          --------------         --------------        --------------
Earnings from Continuing
 Operations Before Income Taxes                                  (16.2)                (55.0)                 38.8
        Income taxes (3)                                         (18.2)                 (2.0)                (16.2)
        Minority interest in net (income) loss of
          consolidated subsidiaries                               13.3                  15.0                  (1.7)
        Equity earnings (loss) of affiliates                       3.7                    .0                   3.7
                                                          --------------         --------------        --------------
Earnings from Continuing Operations                    $         (17.4)      $         (42.0)       $         24.6
                                                          ==============         ==============        ==============


Earnings from Continuing Operations Per Common Share (6)
        Primary                                        $          (0.78)     $          (1.88)      $          1.10
        Fully Diluted                                  $          (0.78)     $          (1.88)      $          1.10

Average Common Shares Outstanding (000's) (6)
        Primary                                                  22,386                                      22,386
        Fully Diluted                                            25,778                                      25,778

See footnotes to pro forma consolidated financial statements.







                                                    Arvin Industries, Inc.
                                 Pro Forma Consolidated Statement of Operations (Unaudited)
                                      (Dollars in millions, except per share amounts)




                                                                       For the Year Ended January 2, 1994
                                                                       ----------------------------------
                                                                                    Sale of              Pro Forma
                                                          Historical (10)            SIII (1)(8)        as adjusted (1)(8)
                                                          --------------         --------------        --------------

Net Sales                                              $       1,852.2       $         211.4        $      1,640.8
Costs and Expenses:
        Cost of goods sold                                     1,560.3                 175.7               1,384.6
        Selling, operating general and administrative            178.6                  33.0                 145.6
        Corporate general and administrative (5)                  16.0                    .0                  16.0
        Interest expense (4)                                      37.2                   2.2                  35.0
        Interest income                                           (2.1)                   .0                  (2.1)
        Other expense, net                                         5.7                    .9                   4.8
                                                          --------------         --------------        --------------
                                                               1,795.7                 211.8               1,583.9
                                                          --------------         --------------        --------------
Earnings from Continuing
 Operations Before Income Taxes                                   56.5                   (.4)                 56.9
        Income taxes (3)                                         (23.2)                  (.1)                (23.1)
        Minority interest in net (income) loss of
          consolidated subsidiaries                                 .7                   (.2)                   .9
        Equity earnings of affiliates                              3.8                    .0                   3.8
                                                          --------------         --------------        --------------
Earnings from Continuing Operations                    $          37.8       $           (.7)       $         38.5
                                                          ==============         ==============        ==============


Earnings from Continuing Operations Per Common Share (6)
        Primary                                        $           1.70                             $          1.73
        Fully Diluted                                  $           1.64                             $          1.67

Average Common Shares Outstanding (000's) (6)
        Primary                                                  22,311                                      22,311
        Fully Diluted                                            25,793                                      25,793

See footnotes to pro forma consolidated financial statements.



                                                  Arvin Industries, Inc.
                               Pro Forma Consolidated Statement of Operations (Unaudited)
                                    (Dollars in millions, except per share amounts)


                                                                       For the Year Ended January 3, 1993
                                                                       ----------------------------------
                                                                                     Sale of              Pro Forma
                                                          Historical (10)             SIII (1)(8)        as adjusted (1)(8)
                                                          --------------          -------------         -------------
Net Sales                                              $       1,798.0       $         210.8        $      1,587.2
Costs and Expenses:
        Cost of goods sold                                     1,475.1                 169.8               1,305.3
        Selling, operating general and administrative            202.6                  31.1                 171.5
        Corporate general and administrative (5)                  14.2                    .0                  14.2
        Interest expense (4)                                      38.8                   2.3                  36.5
        Interest income                                           (2.4)                   .0                  (2.4)
        Other expense, net                                        12.6                    .0                  12.6
                                                          --------------         --------------        --------------
                                                               1,740.9                 203.2               1,537.7
                                                          --------------         --------------        --------------
Earnings from Continuing
 Operations Before Income Taxes                                   57.1                   7.6                 49.5
        Income taxes (3)                                         (25.0)                 (3.4)               (21.6)
        Minority interest in net loss of
          consolidated subsidiaries                                 .5                    .0                    .5
        Equity earnings of affiliates                              7.3                    .0                   7.3
                                                          --------------         --------------        --------------
Earnings from Continuing Operations                    $          39.9        $          4.2        $         35.7
                                                          ==============         ==============        ==============


Earnings from Continuing Operations Per Common Share (6)
        Primary                                        $           1.70                             $          1.82
        Fully Diluted                                  $           1.70                             $          1.82

Average Common Shares Outstanding (000's) (6)
        Primary                                                  20,054                                      20,054
        Fully Diluted                                            23,658                                      23,658

See footnotes to pro forma consolidated financial statements.


                                                     Arvin Industries, Inc.
                                  Pro Forma Consolidated Statement of Financial Condition (Unaudited)
                                       (Dollars in millions, except per share amounts)

                                                                                 At July 2, 1995
                                                                      -------------------------------------
                                                           Restated                 Sale of              Pro Forma
                                                          Historical (9)             SIII (1)           as adjusted (1)
                                                          --------------         --------------        --------------
Assets
Current Assets:
        Cash and cash equivalents                      $          33.8       $          13.1        $         20.7
        Receivables                                              332.0                  37.1                 294.9
        Allowance for doubtful accounts                           (3.5)                  (.5)                 (3.0)
        Inventories                                              109.2                   2.8                 106.4
        Other current assets                                      93.3                  (1.0)                 94.3
                                                          --------------         --------------        --------------
          Total current assets                                   564.8                  51.5                 513.3
                                                          --------------         --------------        --------------
Non-Current Assets:
        Property, plant and equipment:
        Land, buildings, machinery & equipment                   930.4                  33.1                 897.3
         Less: Allowance for depreciation                        490.7                  20.5                 470.2
                                                          --------------         --------------        --------------
                                                                 439.7                  12.6                 427.1

        Goodwill                                                 177.2                    .0                 177.2
        Accumulated Amortization of Goodwill                     (28.9)                   .0                 (28.9)
        Assets of business transferred under
          contractual arrangement                                   .0                 (71.8)                 71.8
        Investment in affiliates                                  92.8                    .0                  92.8
        Other assets                                              57.7                   7.7                  50.0
                                                          --------------         --------------        --------------
           Total non-current assets                              738.5                 (51.5)                790.0
                                                          --------------         --------------        --------------
                                                       $       1,303.3       $            .0        $      1,303.3
                                                          ==============         ==============        ==============
Liabilities and Shareholders' Equity
Current Liabilities:
        Short-term debt (2)                            $          94.4       $          30.6          $       63.8
        Accounts payable                                         216.7                   3.1                 213.6
        Accrued expenses                                         118.7                  15.8                 102.9
        Income taxes payable                                       4.0                    .7                   3.3
                                                          --------------         --------------        --------------
          Total current liabilities                              433.8                  50.2                 383.6
                                                          --------------         --------------        --------------
        Long-term employee benefits                               62.1                   9.7                  52.4
        Other long term liabilities                               15.7                  (1.9)                 17.6
        Long-term debt                                           348.3                    .0                 348.3
        Liabilities and deferred credit of
          business transferred                                      .0                 (71.8)                 71.8
        Minority interest                                         46.9                  13.8                  33.1
Shareholders' Equity:
        Common shares ($2.50 par value)                           60.5                    .0                  60.5
        Capital in excess of par value                           207.1                    .0                 207.1
        Retained earnings                                        192.0                    .0                 192.0
        Minimum pension liability adjustment                       (.6)                   .0                   (.6)
        Cumulative translation adjustment                        (19.9)                   .0                 (19.9)
        Common shares held in treasury (at cost)                 (42.6)                   .0                 (42.6)
                                                          --------------         --------------        --------------
          Total shareholders' equity                             396.5                    .0                 396.5
                                                          --------------         --------------        --------------
                                                       $       1,303.3       $            .0        $      1,303.3
                                                          ==============         ==============        ==============

See footnotes to pro forma consolidated financial statements.





Footnotes to Pro Forma Financial Statements


1. The unaudited pro forma statements of operations for the 6 month periods ended July 2, 1995 and July 3, 1994, respectively, and for each of the three years ended January
1, 1995, give effect to the sale of Space Industries
International, Inc. (SIII) as if such sale had occurred on December 30, 1991. The unaudited pro forma statement of financial condition as of July 2, 1995 gives effect to the sale of SIII as if such sale had occurred on July 2, 1995.
The accounting treatment reflected in the pro forma
Consolidated Statement of Financial Condition follows the
Securities and Exchange Commission's Staff Accounting
Bulletins Topic 5E (SAB Topic 5E) "Accounting for divestiture of a subsidiary or other business operation."
Accordingly, the assets of SIII at July 2, 1995 have been recorded under the caption of "Assets of business transferred under contractual arrangements" with a corresponding amount recorded as "Liabilities and deferred credit of business transferred." The sale transaction reflected in the pro forma balance sheet approximated book value. At September 29, 1995, the date the transaction occurred, the Company estimated a $1.6 million gain on sale which has been deferred under the guidelines of SAB Topic
5E.

2. Arvin received approximately $30.6 million in cash and has guaranteed $22.9 million of the new company's debt.
This guarantee is scheduled to decline quarterly over a four year period before expiring. The pro forma Statement of Financial Condition reflects the proceeds as a reduction of short-term debt.

3. The provisions for the Company's and SIII's pro forma income taxes are based on the historical effective tax rates and are recalculated based upon the pro forma results of operations for the six months ended July 2, 1995 and July 3, 1994 and for each of the three years ended January 1, 1995.

4. For purposes of preparing the pro forma financial information, a uniform ratio of consolidated debt to equity has been assumed for all of the Company's operations. Accordingly, interest expense has been reduced by the amount of the interest allocation to SIII for its proportionate share of corporate borrowings, based upon the ratio of SIII's assets to total consolidated assets (including SIII's).

5. SIII's general and administrative expenses exclude allocations of the Company's corporate general and administrative expenses. No significant reductions in on-going corporate general and administrative expenses are expected to be realized as a result of the sale of SIII.

6. The primary "historical" and "pro forma as adjusted" earnings (loss) per share amounts have been determined based upon the weighted average number of common shares outstanding and include common stock equivalents. The "historical" and "pro forma as adjusted" earnings (loss) per share exclude the effect of preferred stock purchase rights for the six months ended July 2, 1995 and for the years ended January 1, 1995 and January 3, 1993 respectively, as they are anti-dilutive for these periods.

7. Non-recurring restructuring charges are more fully described in Note 3 to the financial statements and notes thereto included in the Company's annual report on Form 10-K for the period ended January 1, 1995.

8. During the third quarter of 1993, the Company completed the combination of assets of its Calspan and SRL subsidiaries, which were wholly owned by the Company, with the assets of Space Industries International, Inc. After the combination, the Company owned 70 percent of the new company, SIII. Accordingly, the unaudited pro forma statement of operations, as adjusted, for the periods presented prior to the combination gives effect to the disposition of Calspan and SRL.

9. The historical amounts reported in the statement of financial condition as of July 2, 1995 and in the statement of operations for the six months then ended have been restated to reflect a 50 percent affiliate, which had been consolidated in the Company's financial statements beginning January 2, 1995, on the equity basis.

10. Certain amounts reported in the historical statement of operations for the 6 months ended July 2, 1995 and July 3, 1994 and for each of the two years ended January 1, 1995, have been reclassified to conform with the current year presentation of the statement of operations to be filed on Form 10-Q for the third quarter of 1995.



(c) Exhibits

  2. Plan of acquisition, reorganization, arrangement, liquidation or succession

        (a) Agreement and Plan of Merger dated August 14, 1995
        (b) Stockholder Agreement
        (c) Guaranty Agreement
        (d) Intercreditor Agreement

   99.  Additional exhibits

        Press release issued October 4, 1995 regarding the sale of the Company's seventy percent ownership in Space Industries
        International, Inc.



Signature



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                          ARVIN INDUSTRIES, INC.


                                   by:  /s/    William M. Lowe, Jr.
                                        _________________________________

                                        William M. Lowe, Jr.
                                        Controller & Chief Accounting Officer



Date:     November 14, 1995